Contractual Obligations	12 Months Ended
Dec. 31, 2022
Contractual Obligations Abstract
Contractual obligations

NOTE 17: Contractual obligations

Thousands of $ For The Years ended December 31	2022	2021
Outstanding commitments for future minimum rent payments, which fall due as follows:
Less than one year	156	215
Years 2-5	60	39
Total contractual obligations	216	254

For 2022 and 2021, we refer to note 12 and 16 for the lease liabilities subsequent adoption and application of IFRS 16.

Outstanding commitments for future minimum rent payments include rental fees related to leased facilities, and equipment for assets with a value below $5,000 or with short-term duration. These lease contracts can be terminated early with certain indemnity fees. All figures shown assume that the lease contracts will not be terminated early.